UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant ⌧	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

⌧	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GCT SEMICONDUCTOR HOLDING, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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⌧	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! GCT SEMICONDUCTOR HOLDING, INC. 2025 Annual Meeting Vote by September 17, 2025 11:59 PM ET You invested in GCT SEMICONDUCTOR HOLDING, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 18, 2025.  Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 04, 202 5. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* September 18, 2025 4:00 PM PDT  https://www.cstproxy.com/gctsemi/2025 *If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 01 Nelson C. Chan 02 Dr. Kukjin Chun Board Recommends FOR 2. Ratification of the selection of BPM LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025. Board Recommends FOR 3. Approval for purposes of complying with the rules of the New York Stock Exchange, the issuance of shares of the Company's common stock in excess of 19.99% of its outstanding common stock pursuant to the Company's equity line of credit facility. Board Recommends FOR NOTE: Such other business as may properly come before the meeting or any adjournment thereof.